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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 19, 1994



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)




                PENNSYLVANIA                     1-9718                 25-1435979
         (State or other jurisdiction          (Commission           (IRS Employer
              of incorporation)                 File Number)         Identification No.)





                                 ONE PNC PLAZA
                          FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA  15265
              (Address of principal executive offices) (Zip Code)


                                 (412) 762-2666
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      1993 Financial Results

      On January 19, 1994, PNC Bank Corp. ("Corporation") reported results of operations for the three months and twelve months ended December 31, 1993. Excerpts from the earnings press release issued by the Corporation are attached as Exhibit 28.1 and incorporated herein by reference.

      United Federal Bancorp, Inc. ("United") Acquisition

      On January 21, 1994, the Corporation completed the previously reported acquisition of United and merged United's subsidiary, United Federal Savings Bank, into PNC Bank, National Association, a wholly-owned subsidiary of the Corporation. Additional information regarding the transaction is included in the press release attached as Exhibit 28.2 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.





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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         PNC BANK CORP.
                                                         (Registrant)



Date:  January 26, 1994                            /s/ Robert L. Haunschild
                                              By  __________________________
                                                  Robert L. Haunschild
                                                  Senior Vice President,
                                                  Planning/Finance





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                                 EXHIBIT INDEX



28.1 Excerpts from the earnings press release issued by the Corporation on January 19, 1994, with respect to earnings for the three months and twelve months ended December 31, 1993, filed herewith.

28.2 Press release issued by the Corporation on January 21, 1994, with respect to the consummation of the United acquisition, filed herewith.





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